UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Dated January 11, 2007
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(770) 622-8400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     In connection with a presentation to be made at the Needham and Company Ninth Annual Growth Conference held on January 11, 2007, the Company intends to update its previously provided financial guidance for the quarter ended December 31, 2006. Copies of the slides the Company will use in the presentation are furnished with this Current report as Exhibit 99.1.
     Although the Company has not completed its financial statements for the quarter ended December 31, 2006, the Company currently believes that actual financial results for the quarter ended December 31, 2006 will exceed the upper-end of the financial guidance previously provided, and included in Exhibit 99.1, for both sales and earnings per share.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

99.1	Slides to be used in presentation at the Needham and Company Ninth Annual Growth Conference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arris Group, Inc.

By:	/s/ David B. Potts

David B. Potts
Executive Vice President and
Chief Financial Officer
Dated: January 11, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Slides to be used in presentation at the Needham and Company Ninth Annual Growth Conference